Trade and other receivables	12 Months Ended
Mar. 31, 2018
Disclosure Of Trade And Other Receivables [Abstract]
Trade and other receivables

17. Trade and other receivables

We’ve made various judgements in accounting for trade and other receivables. These include long-term contracts and bad debt provisions.

Long-term customer contracts

Long-term customer contracts can extend over a number of financial years. During the contractual period recognition of costs and profits may be impacted by judgements and estimates made.

What critical estimates and assumptions have we made?

Estimates are required in assessing the lifetime profitability of a contract when determining whether we have an onerous contract liability. Where we have an onerous contract liability this would be classified in provisions and include an impairment of any receivables relating to these contracts.

The level of uncertainty in the estimates and assumptions supporting expected future revenues and costs can vary with the complexity of each contract and with the form of service delivery.

We've exercised judgement in assessing when the transition or transformation phase of a contract ends. This influences the timing of recognition of revenue and costs which are deferred until the transition or transformation phase ends unless these elements of a contract have standalone value.

How do we estimate and recognise contract losses?

We estimate and recognise immediately the entire estimated loss for a contract when we have evidence that the contract is unprofitable. Also if these estimates indicate that any contract will be less profitable than previously forecast, contract assets may have to be written down to the extent they are no longer considered to be fully recoverable. We perform ongoing profitability reviews of our contracts in order to determine whether the latest estimates are appropriate. Key factors reviewed include:

–	Transaction volumes or other inputs affecting future revenues which can vary depending on customer requirements, plans, market position and other factors such as general economic conditions.
–	Our ability to achieve key contract milestones connected with the transition, development, transformation and deployment phases for customer contracts.
–	The status of commercial relations with customers and the implication for future revenue and cost projections.
–	Our estimates of future staff and third-party costs and the degree to which cost savings and efficiencies are deliverable.

The carrying value of assets comprising the costs of the initial set-up, transition or transformation phase of long-term networked IT services contracts is disclosed below.

At 31 March	2018 £m	2017 £m	2016 £m

Non-current
Other assets[a]	317	360	218

[a] Other assets includes costs relating to the initial set-up, transition or transformation phase of long-term networked IT services contracts of £145m (2016/17: £163m, 2015/16: £111m), and prepayments and leasing debtors of £172m (2016/17: £197m, 2015/16: £107m).

At 31 March	2018 £m	2017 £m	2016 £m

Current
Trade receivables	1,741	1,774	1,803
Prepayments[a]	1,103	733	702
Accrued income	777	955	1,072
Other receivables[b]	393	373	401
	4,014	3,835	3,978

[a] Prepayments includes £325m (2016/17: £nil, 2015/16: £nil) in respect of the acquisition of spectrum in April 2018. The spectrum auction bidding cut across the 2017/18 and 2018/19 financial years. Whilst £325m was on deposit with Ofcom at 31 March 2018, we went on to win spectrum for a total price of £304m and the excess deposit balance has since been refunded. This will be transferred to intangible assets in 2018/19.

[b] Other receivables includes assets held for sale of £nil (2016/17: £22m, 2015/16: £nil).

17. Trade and other receivables continued

Trade receivables are stated after deducting allowances for doubtful debts, as follows:

	2018 £m	2017 £m	2016 £m

At 1 April	303	195	196
Expense	129	211	77
Utilised	(61)	(114)	(89)
Exchange differences	4	11	11
At 31 March	375	303	195

Included within the 2016/17 expense above are amounts for exposures relating to the Italian business investigation, as set out in note 8.

How do we assess recoverability of our receivables?

We provide services to consumer and business customers, mainly on credit terms. We know that certain debts due to us will not be paid through the default of a small number of our customers. Judgements are required in assessing the recoverability of trade receivables and whether a provision for doubtful debts may be required.

In estimating a provision for doubtful debts we consider historical experience alongside other factors such as the current state of the economy and particular industry issues. The value of the provision for doubtful debts is disclosed above.

Trade receivables are continuously monitored and allowances applied against trade receivables consist of both specific impairments and collective impairments based on our historical loss experiences for the relevant aged category as well as taking into account general economic conditions. Historical loss experience allowances are calculated by a customer-facing unit in order to reflect the specific nature of the customers relevant to that customer-facing unit.

Trade and other receivables are classified as loans and receivables and are held at amortised cost. The carrying amount of these balances approximates to fair value due to the short maturity of amounts receivable.

Note 27 provides further disclosure regarding the credit quality of our gross trade receivables. Trade receivables are due as follows:

			Past due and not specifically impaired
At 31 March	Not past due £m	Trade receivables specifically impaired net of provision £m	Between 0 and 3 months £m	Between 3 and 6 months £m	Between 6 and 12 months £m	Over 12 months £m	Total £m

2018	1,251	61	293	44	25	67	1,741
2017	1,184	146	292	17	41	94	1,774
2016	1,152	98	368	51	44	90	1,803

Gross trade receivables which have been specifically impaired amounted to £124m (2016/17: £238m, 2015/16: £192m).

Trade receivables not past due and accrued income are analysed below by customer-facing unit.

	Trade receivables not past due			Accrued income
At 31 March	2018 £m	2017 £m	2016 £m	2018 £m	2017 £m	2016 £m

BT Consumer	157	128	138	86	90	83
EE	206	335	267	122	170	312
Business and Public Sector	253	200	115	134	151	146
Global Services	477	444	555	222	297	351
Wholesale and Ventures	92	75	76	145	167	99
Openreach	61	1	1	67	78	79
Other	5	1	–	1	2	2
Total	1,251	1,184	1,152	777	955	1,072

Given the broad and varied nature of our customer base, the analysis of trade receivables not past due and accrued income by customer-facing unit is considered the most appropriate disclosure of credit concentrations. Cash collateral held against trade and other receivables amounted to £6m (2016/17: £4m, 2015/16: £4m).